Exhibit 10

                           LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT
                 UNDER THE 2000 NON-QUALIFIED STOCK OPTION PLAN

                          (Non-Qualified Stock Option)

            AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a principal place of business at 379 Thornall St., Edison, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Optionee").

      WHEREAS, the Company desires to grant to the Optionee a non-qualified stock option under the Company's 2000 Non-Qualified Stock Option Plan (the "2000 Plan") to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

      WHEREAS, the 2000 Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

      1. Grant of Option.

      The Company hereby grants to the Optionee a non-qualified stock option (the "Option") under the 2000 Plan to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Purchase Price.

      The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

      3. Time of Vesting and Exercise of Option.

      Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Optionee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.


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                                                                      Exhibit 10

4. Term; Extent of Exercisability.

(a)   Term.

      (i) The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

      (ii) Except as otherwise provided in this Section 4, if the Optionee ceases to be employed, retained by or otherwise perform services for the Company, the Option granted to the Optionee hereunder shall terminate on the earlier of the last day of the third month or ninety (90) days after the effective date of the cessation of such services, or on the date on which the Option expires by its terms, whichever occurs first; provided, however, if (i) the Optionee ceases to render services to the Company on account of his voluntary resignation and (ii) within thirty (30) days after such resignation the Board of Directors of the Company (the "Board") determines in good faith that termination for cause would have been warranted based on information that becomes known to the Company, then the Option shall terminate on the date the Optionee voluntarily resigned from the Company. The Company shall have the right to postpone any exercise of this Option for a period of up to thirty (30) days following voluntary resignation by the Optionee.

      (iii) If the Optionee's employment, retention or other arrangement pursuant to which services are performed for the Company is terminated because of dismissal for cause or because the Optionee is in breach of any agreement with the Company, the Option will terminate on the effective date of such termination. The determination of "cause" shall be made in good faith by the Company's Board of Directors (whose determination shall be final) with a written explanation thereof provided to the Optionee.

      (iv) If the Optionee's employment, retention or other arrangement pursuant to which services are performed for the Company is terminated because the Optionee has become Permanently Disabled (within the meaning of Section 22(e) (3) of the Code), the Option shall terminate one year from the effective date of such termination, or on the date on which the Option expires by its terms, which occurs first.

      (v) In the event of the death of the Optionee, the Option shall terminate one year from the date of death, or on the date on which the Option


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                                                                      Exhibit 10

            expires by its terms, whichever occurs first.

            Extent of Exercisability

            (i) Except as provided below, if the Optionee ceases to be employed, retained by, or otherwise perform services for the Company, the Option granted to the Optionee hereunder shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on the effective date of the cessation of such services.

            (ii) If the Optionee's employment, retention or other arrangement pursuant to which services are performed for the Company is terminated because the Optionee has become Permanently Disabled, as defined above, the Option may be exercised as to the full number of Shares covered thereby whether or not under the provisions of
            Section 3 hereof the Optionee was entitled to do so on the effective date of such termination.

            (iii) In the event of the death of the Optionee, the option may be exercised as to the full number of Shares covered thereby whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of the Optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Optionee.

      5.    Manner of Exercise of Option.

            (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the 2000 Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

            (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.


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                                                                      Exhibit 10

      6.    Non-Transferability.

            The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws or descent and distribution or pursuant to a domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

      7.    Representation Letter and Investment Legend.

            In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

      8.    Adjustments on Changes in Capitalization.

            Adjustments on changes in capitalization and the like shall be made in accordance with the 2000 Plan, as in effect on the date of this Option.

      9.    No Special Employment Rights.

            The provisions of this Section 9 are applicable only to Optionees who are employees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.


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                                                                      Exhibit 10

      10.   Rights as a Stockholder.

            The Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee.

      11.   Withholding Taxes.

            Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Optionee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in
Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.


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            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the day of

                                           LIFE MEDICAL SCIENCES, INC.


                                           By:__________________________________
                                           Title: Chairman, President & CEO

                                           OPTIONEE

                                           Print Name: _________________________

                                           Sign Name: __________________________

                                           Address:_____________________________

                                           _____________________________________

                                           Social Security Number: _____________

                               OPTION INFORMATION

Total Number of Shares Underlying Option:
Purchase Price Per Share:

                          VESTING & EXPIRATION SCHEDULE

Vesting Date                  Number of Shares              Expiration Date
------------                  ----------------              ---------------


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                                                                      Exhibit 10

                                    EXHIBIT 1
                            TO STOCK OPTION AGREEMENT

Gentlemen:

      In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:

      1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

      3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that


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                                                                      Exhibit 10

            registration is not required under such Act."

      I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.

                                                Very truly yours,


Dated: _____________


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                                                                      Exhibit 10

                                    EXHIBIT 2
                            TO STOCK OPTION AGREEMENT

Gentlemen:

      The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.

                                      OPTIONEE:

                                      ------------------------------------------
                                                     (Signature)

                                      ------------------------------------------
                                                     (Print Name)


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